KEYPORT VISTA
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED FEBRUARY 16, 2001
TO
PROSPECTUS DATED JUNE 1, 2000

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This supplement contains information about Crabbe Huson Real Estate Investment Fund, Variable Series.

Effective as of the close of business on April 27, 2001, the Fund will no longer be available for investment or for transfers into the Fund. Any transfer you make out of the Fund will not count as one of the 12 transfers allowed under your Contract.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

KV.SUP(3)	2/01